Description of Business	12 Months Ended
Dec. 31, 2020
Accounting Policies [Abstract]
Description of Business
1. Description of Business
Navigator Holdings Ltd. (the “Company”), the ultimate parent company of the Navigator Group of companies, is registered in the Republic of the Marshall Islands. The Company has a core business of owning and operating a fleet of gas carriers. As of December 31, 2020, the Company owned and operated 38 gas carriers (the “Vessels”) each having a cargo capacity of between 20,600 cbm and 38,000 cbm, of which 31 were semi-refrigerated, and seven were fully-refrigerated vessels. The Company has an investment in a joint venture that operates a Marine Export Terminal at Morgan’s Point in Texas to export approximately one million tons of ethylene per year. Unless the context otherwise requires, all references in the consolidated financial statements to “our”,” we” and “us” refer to the Company.
Going Concern
A discussion of the Company’s going concern as of the date of issuance of the consolidated financial statements for the year ended December 31, 2019 concluded that there was substantial doubt about the Company’s ability to continue as a going concern as a result of the negative impacts of
COVID-19;
the potential inability of the Company to maintain its minimum liquidity covenants, in part due to the uncertainty related to potential cash collateral obligations; or to remain in compliance with its interest coverage covenants; as well as the uncertainty of the ability to refinance or to repay its $100 million 2017 bonds when they were to mature in February 2021. We believe all of these uncertainties have either been resolved or mitigated during the year ended December 31, 2020, as described below.
During the year ended December 31, 2020, the Company increased its liquidity by drawing down a total of $51.0 million from the Terminal Facility, of which $34.0 million was used for general corporate purposes, due to previous capital contributions for the Marine Export Terminal being paid from the Company’s own resources. In addition, the Company entered into the new September 2020 Secured Revolving Credit Facility, enabling an additional $25.0 million from that $210.0 million facility to be available for general corporate purposes. As a result, the Company had a cash balance of $59.3 million as of December 31, 2020 with a further $37.6 million available from undrawn credit
facilities.
In September 2020, the Company issued new $100 million senior unsecured 2020 Bonds for the purpose of refinancing its 2017 Bonds, which were scheduled to mature in
February 2021
. The 2020 Bonds will mature in September 2025 and have a fixed coupon of 8.00% per annum. The 2017 Bonds were redeemed in full on September 15, 2020.
While the above new borrowings will incur additional interest costs, U.S. LIBOR reduced significantly during the year ended December 31, 2020, which has reduced our borrowing costs over the same period and U.S. LIBOR is expected to remain low for the foreseeable future. The negative impact of the global pandemic has not reduced, to the extent initially anticipated, the demand for the LPG markets we serve, or petrochemicals and ammonia and we do not expect, based on market data reviewed by us, that such demand will reduce to levels that would result in a decline in our earnings to levels that would result in a breach by us of our interest coverage covenants. We believe, therefore, that the risk of non-compliance
with our interest coverage ratio covenants has been alleviated. In addition, when considered with the additional liquidity headroom generated during 2020 and the refinancing of the 2017 bonds, we believe that there is no longer substantial doubt about the Company’s ability to continue as a going concern and that the Company will be able to pay its obligations as they come due.